SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.

                                  FORM 8-K

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               May 26, 2004
                               ------------
                               Date of Report
                     (Date of Earliest Event Reported)

                             visionGATEWAY, INC.
                             -------------------
           (Exact name of Registrant as specified in its Charter)

           Nevada                      0-30499              84-0911532
           ------                      -------              ----------
 (State or other jurisdiction)  (Commission File No.)   (IRS Employer I.D. No)


           12707 High Bluff Drive, Suite 200, San Diego, CA 92130, USA
           ------------------------------------------------------------
                     (Address of Principal Executive Offices)


                                1-858-794-1416
                                --------------
                       (Registrant's Telephone Number)


                      Chiropractic 21 International, Inc.
                        5525 South 900 East, Suite 110
                          Salt Lake City Utah 84117
                     --------------------------------------
                   (Former name or Former Address if Changed)

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               DOCUMENTS INCORPORATED BY REFERENCE


Item 1.  Change in Control

     None; not applicable.

Item 2.  Acquisition or Disposition of Assets

     None; not applicable.

Item 3.  Bankruptcy or Receivership

     None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

     None; not applicable.

Item 5.  Other Events and Regulation FD Disclosure

     See Exhibit 99 to this 8-K Current Report.

Item 6.  Resignations of Registrant's Directors

     None; not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)   Exhibits:

          Exhibits attached with this Report are as follows:

  Exhibit
  Number              Description

   99    Press Release dated May 26, 2004.

Item 8.  Changes in Fiscal Year

     None; not applicable.

Item 9.  Regulation FD Disclosure

     See the press release attached to this Form as an exhibit.

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   visionGATEWAY, Inc.
Date: May 26, 2004

                                   By/s/Martin G. Wotton
                                   President
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